                FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

            This Fourth Amendment to Loan and Security Agreement ("Third Amendment") is made as of April __, 1995 by and between SANWA BUSINESS CREDIT CORPORATION ("Lender") and Rexon Incorporated, a Delaware corporation ("Rexon"), Rexon Software, Inc., a California corporation ("Rexon Software"), Rexon/Tecmar, Inc., a California corporation, Scientific Solutions, Inc., an Ohio corporation, Sytron Corporation, a Delaware corporation ("Sytron"), WangDAT, Inc., a California corporation, and Wangtek, Inc., a California corporation (each a "Borrower", collectively, the "Borrowers").

            WHEREAS, Lender and Borrowers entered into a Loan and Security Agreement dated as of October 5, 1994, as amended by the First Amendment to Loan and Security Agreement dated as of October 17, 1994, the Second Amendment to Loan and Security Agreement dated as of December 27, 1994 and the Third Amendment to Loan and Security Agreement dated as of March 24, 1995 (collectively, the "Loan Agreement") pursuant to which Lender is making certain loans or other credit facilities available to Borrowers upon the terms and conditions set forth in the Loan Agreement and the related Ancillary Agreements; and

            WHEREAS, Borrowers obligations to Lender are to be guaranteed by each of Borrowers' Affiliates; and

            WHEREAS, the Loan Agreement makes reference to both Rexon International Service Co. and Rexon International Service Corporation as a Guarantor, however only Rexon International Service Co., a Delaware corporation, is an existing corporation which is an Affiliate of the Borrowers; and

            WHEREAS, the parties wish to modify the Loan Agreement to eliminate any references to Rexon International Service Corporation.

            NOW, THEREFORE, in consideration of the terms and conditions herein, and of any loans or other credit facilities heretofore, now or hereafter made to or for the benefit of Borrowers by Lender, the parties hereto agree to the following amendments and modifications to the Loan Agreement:

            1. Amendments to Loan Agreement. All references to Rexon International Service Corporation or Rexon International Service Corp. contained in the Loan Agreement are hereby changed to Rexon International Service Co.

            2. Representations and Warranties. Borrowers represent and warrant as follows:

            (a) Rexon International Service Co. is a corporation duly organized and validly existing under the laws of the State of Delaware and is a Guarantor of Borrowers' Liabilities; Borrowers have not had and do not have an Affiliate named Rexon International Service Corporation or Rexon International Service Corp.

            (b) Each of the representations and warranties contained in the Loan Agreement is hereby reaffirmed as of the date hereof, each as if set forth herein;

            (c) The execution, delivery and performance of this Fourth Amendment are within Borrowers' powers, have been duly authorized by all necessary action, have received all necessary approvals, if any, and do not contravene any law or any contractual restrictions binding on Borrowers;

            (d) This Fourth Amendment is a legal, valid and binding obligation of Borrowers, enforceable against Borrowers in accordance with its terms; and

            (e) No event has occurred and is continuing or would result from this Fourth Amendment which constitutes a Default under the Loan Agreement, as amended and modified hereby.

            3. Conditions. The effectiveness of this Fourth Amendment is conditioned upon the full satisfaction by Borrowers of each of the following conditions on or before April 15, 1995 or their waiver in writing by Lender:

            (a) this Fourth Amendment and the Guarantor's Consent shall have been executed by duly authorized signatories of the Borrowers and Guarantors and delivered to Lender; and

            (b) Borrowers shall have delivered revised Exhibits "B" and "F" to the Loan Agreement.

            4. Miscellaneous. This Fourth Amendment shall be part of the Loan Agreement, the terms of which are incorporated herein, and the breach of any representation, warranty or covenant contained herein or the failure to observe or comply with any term or agreement contained herein, shall constitute a Default under the Loan Agreement and Lender shall be entitled to exercise all rights and remedies it may have under the Loan Agreement and applicable law. Borrowers agree to pay all costs, expenses and attorneys' fees incurred by Lender in connection with the negotiation and preparation of this Fourth Amendment and any other documents in connection herewith and in carrying out or enforcing the terms of this Fourth Amendment. Lender is not waiving any rights under the Loan Agreement and, except as expressly provided herein or as previously modified in a writing signed by Lender, all of the terms, covenants, and conditions of the Loan Agreement remain unmodified and in full force and effect. Capitalized terms used herein and not otherwise defined shall have the same meaning as set forth in the Loan Agreement. This Fourth Amendment may be executed in counterparts, which counterparts, when so executed and delivered, shall together constitute but one original.

            IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment to be effective as of the first date above written.


BORROWERS:

REXON INCORPORATED,                      SCIENTIFIC SOLUTIONS, INC.
a Delaware corporation                   an Ohio corporation


By______________________________         By______________________________

Title___________________________         Title___________________________


REXON/TECMAR, INC.,                      SYTRON CORPORATION,
a California corporation                 a Delaware Corporation


By______________________________         By______________________________

Title___________________________         Title___________________________


WANGTEK, INC.,                           WANGDAT, INC.,
a California corporation                 a California corporation


By______________________________         By______________________________

Title___________________________         Title___________________________


LENDER:

SANWA BUSINESS CREDIT CORPORATION



By_______________________________

Title____________________________

                              GUARANTORS' CONSENT



The undersigned Guarantors hereby acknowledge and consent to the foregoing Fourth Amendment and reaffirm their respective guarantys, security agreements and other documents executed by the undersigned in connection with the Loan Agreement and agree that all such guarantys, security agreements and documents are in full force and of effect.


"GUARANTORS"


REXON EUROPE, INC., a
Delaware corporation


By______________________________

Title___________________________


REXON INTERNATIONAL SALES CORPORATION,
a California corporation


By______________________________

Title___________________________


REXON INTERNATIONAL SERVICE CO.,
a Delaware corporation


By______________________________

Title___________________________


REXON SINGAPORE PTE LTD.,
a Singapore corporation


By______________________________

Title___________________________

REXON U.K., INC.,
a Delaware corporation


By______________________________

Title___________________________


SYTRON U.K., INC.,
a corporation


By______________________________

Title___________________________


TECMAR PUERTO RICO, INC.,
a Delaware corporation


By______________________________

Title___________________________


WANGTEK PUERTO RICO, INC.,
a Delaware corporation

By______________________________

Title___________________________

                                  EXHIBIT "B"
                  BORROWER'S AND ACTIVE GUARANTOR'S LOCATIONS
                                 AS OF 3/31/95


                             Inventory                Equipment                 Status
Company                      Locations                Locations                 Notes
- -------                      ---------                ---------                 -----
Rexon Incorporated           None                     California
                                                      Florida

Wangtek, Inc.                Puerto Rico              Minnesota
                             Ohio                     Florida
                                                      Texas
                                                      Massachusetts
                                                      Colorado
                                                      Ohio

WangDAT, Inc.                Ohio                     Colorado
                                                      Ohio

Rexon International          None                     None                      DISC Corporation
Sales Corporation

Wangtek Puerto               Puerto Rico              Puerto Rico
Rico, Inc.

Rexon Singapore              Singapore                Singapore
Pte. Ltd.

Rexon Europe, Inc.           None                     U.K.

Rexon International          U.K.                     U.K.
Service Co.

Rexon Software               California               California                Merged into
                                                                                Sytron Corporation
                                                                                3/31/95

Scientific Solution          Ohio                     Ohio
Inc.


Rexon/Tecmar, Inc.           Ohio                     Ohio
                                                      California
                                                      Texas
                                                      Illinois
                                                      Florida
                                                      New Jersey

Sytron Corporation           Massachusetts            Massachusetts
                                                      California

                                  EXHIBIT "F"
                             BORROWER'S AFFILIATES
                                 As of 3/31/95


                                       State of Incorporation              Transacting Business In
                                       ----------------------              -----------------------
Wangtek Puerto Rico, Inc.              Delaware                            Puerto Rico

Rexon International                    Delaware                            U.K.
Service Co.

Rexon Europe, Inc.                     Delaware                            U.K.

Rexon Software, Inc.                   California                          (Merged into Sytron
                                                                           Corporation 3/31/95)

WangDAT, Inc.                          California                          California

Rexon Incorporated                     Delaware                            California

Wangtek Inc.                           California                          Ohio

Rexon/Tecmar, Inc.                     California                          Ohio

Sytron Corporation                     Delaware                            Massachusetts and
                                                                           California

Rexon Singapore Pte Ltd.               Singapore                           Singapore

Rexon Business Machines                Califonria                          (Name changed to Rexon
                                                                           Culver City Corp.)

Rexon International                    California                          (Merged into Rexon
Corporation                                                                Incorporated 11/29/94)

Scientific Solutions, Inc.             Ohio                                Ohio

Tecmar International Inc.              Delaware                            (Declared Void 3/1/91)

Tecmar Puerto Rico Inc.                Delaware                            (Declared Void 3/1/94)

Sytron U.K. Inc.                       N/A                                 Inactive

Rexon U.K., Inc.                       Delaware                            Inactive

Rexon Culver City Corp.                California                          (Merged into Rexon
                                                                           Incorporated 11/29/94)

Rexon International Sales              California                          DISC Corporation
Corporation

Freight Forwarders:
- ------------------
Rexon Amsterdam                        Amsterdam                           None
c/o LEP International BV
  Distribution Dept.
2123 Mr. Hoofdorf,
Zandsten 28
The Netherlands
011-31-20-653-1647 phone
011-31-20-653-1794 fax